EXHIBIT 10.6
EXECUTUTION VERSION

TERM LOAN GUARANTY
TERM LOAN GUARANTY (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Guaranty”), dated as of August 7, 2014, is made by each of the Persons set forth on Schedule I hereto (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) in favor of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent and collateral agent (in such capacities, the “Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), and (b) the Credit Parties.
W I T N E S S E T H
WHEREAS, reference is made to that certain Term Loan Credit Agreement, dated as of August 7, 2014 (as amended, modified, supplemented or restated hereafter, the “Credit Agreement”), by and among (i) Abercrombie & Fitch Management Co., a Delaware corporation (the “Borrower”), (ii) Abercrombie & Fitch Co., a Delaware corporation, as Parent, (iii) the Guarantors party thereto, (iv) the Agent, and (v) the Lenders party thereto (the “Lenders”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Lenders have agreed to make Term Loans to the Borrower pursuant to the terms and conditions specified in the Credit Agreement.
WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement and from the making of the Term Loans by the Lenders.
WHEREAS, the obligations of the Lenders to make Term Loans are conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof. As consideration therefor, and in order to induce the Lenders to make Term Loans, the Guarantors are willing to execute this Guaranty.
Accordingly, each Guarantor hereby agrees as follows:
SECTION 1. Guaranty. Each Guarantor irrevocably and unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which would become due but for the operation of the Bankruptcy Code of the United States. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.\

SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty and notice of protest for nonpayment. To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Agent or any other Credit Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

SECTION 3. Security. Each of the Guarantors hereby acknowledges and agrees that the Agent may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security in accordance with the terms of the Loan Documents, (b) apply such security and direct the order or manner of sale thereof in accordance with the terms of the (i) Credit Agreement and (ii) Security Agreement executed as of the date hereof by and among the Grantors (as defined therein) and Agent, and (c) release or substitute any one or more endorsees, the Borrower, other Guarantors or other obligors, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

SECTION 4. Guaranty of Payment. Each of the Guarantors further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by the Guarantors hereunder may be required by the Agent or any other Credit Party on any number of occasions and shall be payable to the Agent, for the benefit of the Agent and the other Credit Parties, in the manner provided in the Credit Agreement.

SECTION 5. Indemnification. Without limiting any of their indemnification obligations under the Credit Agreement or the other Loan Documents, and without duplication of any indemnification provided for under the Credit Agreement or the other Loan Documents, each of the Guarantors, jointly and severally, shall indemnify the Credit Parties and each Related Party of any Credit Party (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all damages, actual out-of-pocket losses, claims, causes of action, settlement payments, obligations, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any outside counsel for any Indemnitee, incurred by or required to be paid by, or asserted against, any Indemnitee by any third party arising out of, in connection with, or as a result of, (i) the execution or delivery of this Guaranty, the Credit Agreement or any other Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the Guarantors of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, however, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) a material breach of the obligations of such Indemnitee of this Guaranty as determined by a court of competent jurisdiction in a final non-appealable judgment, or (z) any proceeding that does not involve an act or omission by any Guarantor or any Affiliate thereof and is brought by an Indemnitee against any other Indemnitee other than any claims against any Indemnitee in its respective capacity or in fulfilling its role as Agent, collateral agent, an Arranger or any similar role under the Loan Documents. In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Guarantors shall promptly pay the reasonable and documented fees and expenses of such counsel.

SECTION 6. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations (excluding unasserted contingent indemnification Obligations)), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

SECTION 7. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, each of the Guarantors waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor hereby acknowledges that the Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash. Pursuant to, and to the extent permitted by, applicable Law, each of the Guarantors waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security. Each Guarantor agrees that it shall not assert any claim in competition with the Agent or any other Credit Party in respect of any payment made hereunder in any bankruptcy, insolvency, reorganization, or any other proceeding.

SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of mandatory prepayment or otherwise, each of the Guarantors hereby promises to and will forthwith pay, or cause to be paid, to the Agent, for the account of each Credit Party to which payment is owed, thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of the Borrower or any other Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of all of the Guaranteed Obligations (other than unasserted contingent indemnification obligations). Notwithstanding the foregoing, prior to the occurrence of an Event of Default, the Borrower or any other Loan Party may make payments to any Guarantor on account of any such indebtedness. After the occurrence and during the continuance of an Event of Default, none of the Guarantors will demand, sue for, or otherwise attempt to collect any such indebtedness until the indefeasible payment in full in cash of the Guaranteed Obligations (other than unasserted contingent indemnification obligations) and termination or expiration of the Term Loan Commitments under the Credit Agreement. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 9. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to any Guarantor involving any state corporate law, the Bankruptcy Code of the United States or any other state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of such Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Credit Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 11. Termination. This Guaranty (a) shall terminate when (i) the Term Loan Commitments shall have expired or been terminated and (ii) the principal of and interest on each Term Loan and all fees and other Guaranteed Obligations (other than contingent indemnification obligations for which claims have not been asserted) shall have been paid in full; provided, however, that in connection with the termination of the Term Loan Commitments and satisfaction of the Term Loans as set forth above, the Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Credit Parties against loss on account of credits previously applied to the Guaranteed Obligations that may subsequently be reversed or revoked, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

SECTION 12. Release of Guaranty to Specific Guarantors. If any Guarantor ceases to be a Loan Party to the Credit Agreement (in accordance with the provisions of Section 7.04 of the Credit Agreement), the Agent will, at the Guarantors’ reasonable expense and upon receipt of any certifications reasonably requested by the Agent in connection therewith, execute and deliver to the applicable Guarantor such documents as such Guarantor may reasonably request to evidence the release of the applicable Guarantor from obligations assumed hereunder.

SECTION 13. Costs of Enforcement. Without limiting any of their obligations under the Credit Agreement or the other Loan Documents, and without duplication of any fees or expenses provided for under the Credit Agreement or the other Loan Documents, the Guarantors, jointly and severally, agree to pay on demand all Credit Party Expenses in connection with (i) the administration, negotiation, documentation or amendment of this Guaranty, and (ii) the Agent’s or any other Credit Party’s efforts to collect and/or to enforce any of the Guaranteed Obligations of the Guarantors hereunder and/or to enforce any of the rights, remedies, or powers of the Agent or any other Credit Party against or in respect of the Guarantors (whether or not suit is instituted by or against the Agent or any other Credit Party).

SECTION 14. Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of each of the Guarantors and its respective successors and assigns. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Agent and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 15. Waivers; Amendment.

(a)The rights, remedies, powers, privileges, and discretions of the Agent hereunder and under applicable Law (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any Person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b)Neither this Guaranty nor any provision hereof may be waived, amended or modified unless made in accordance with Section 10.01 of the Credit Agreement and unless in writing and signed by the Agent and Guarantors.

SECTION 16. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 17. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 18. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantors may be delivered to the Lead Borrower on behalf of each of the Guarantors.

SECTION 19. Survival of Agreement; Severability.

(a)    All covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document shall be considered to have been relied upon by the Agent and the other Credit Parties and shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders, regardless of any investigation made by the Agent or any other Credit Party or on their behalf and notwithstanding that the Agent or other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until terminated as provided in SECTION 11 hereof. The provisions of SECTION 5 and SECTION 13 hereof shall survive and remain in full force and effect regardless of the repayment of the Guaranteed Obligations, the expiration or termination of the Term Loan Commitments or the termination of this Guaranty or any provision hereof.

(b)    Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. In the event any such provision is held to be illegal, invalid or unenforceable, the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which is to come as close as possible to that of the illegal, invalid or unenforceable provisions.

SECTION 20. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 21. Rules of Interpretation. The rules of interpretation specified in Sections 1.02 through 1.07 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 22. Jurisdiction; Consent to Service of Process.

(A)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, SUBJECT TO THE LAST SENTENCE HEREOF, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, SUBJECT TO THE LAST SENTENCE HEREOF, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST A GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(B)EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(C)EACH PARTY TO THIS GUARANTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18. NOTHING IN THIS GUARANTY OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS GUARANTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 23. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT THE AGENT AND THE OTHER CREDIT PARTIES HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantors have duly executed this Guaranty as of the day and year first above written.
GUARANTORS:

ABERCROMBIE & FITCH CO., as Parent and as a Guarantor

By:	/s/ Everett E. Gallagher
Name:	Everett E. Gallagher
Title:	Senior Vice President - Tax, Treasury & Risk Management and Treasurer

A & F TRADEMARK, INC.
ABERCROMBIE & FITCH HOLDING CORPORATION
ABERCROMBIE & FITCH STORES, INC.
HOLLISTER CO.
J.M.H. TRADEMARK, INC.
J.M. HOLLISTER, LLC
GILLY HICKS, LLC
ABERCROMBIE & FITCH TRADING CO.
HOLLISTER CO. CALIFORNIA, LLC
A&F CANADA HOLDING CO.
AFH PUERTO RICO LLC, as Guarantors

By:	/s/ Everett E. Gallagher
Name:	Everett E. Gallagher
Title:	Senior Vice President and Treasurer

Signature Page to Term Loan Guaranty
Abercrombie & Fitch Management Co.

ABERCROMBIE & FITCH
PROCUREMENT SERVICES, LLC, as a
Guarantor

By: ABERCROMBIE & FITCH
TRADING CO., its sole member

By:	/s/ Everett E. Gallagher
Name:	Everett E. Gallagher
Title:	Senior Vice President and Treasurer

Signature Page to Term Loan Guaranty
Abercrombie & Fitch Management Co.

SCHEDULE I
Guarantors

Abercrombie & Fitch Co.
A & F Trademark, Inc.
Abercrombie & Fitch Holding Corporation
Abercrombie & Fitch Stores, Inc.
Hollister Co.
J.M.H. Trademark, Inc.
J.M. Hollister, LLC
Gilly Hicks, LLC
Abercrombie & Fitch Trading Co.
Abercrombie & Fitch Procurement Services, LLC
Hollister Co. California, LLC
A&F Canada Holding Co.

AFH Puerto Rico LLC

Schedule I - 1